UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2026

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

On February 10, 2026, Nektar Therapeutics (the “Company”) issued a press release reporting results from the 36-week blinded maintenance period of its 52-week REZOLVE-AD study of rezpegaldesleukin, a novel regulatory T-cell biologic, in patients with moderate-to-severe atopic dermatitis (“AD”). A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On February 10, 2026, the Company made available a presentation that includes certain additional information regarding its REZOLVE-AD study of rezpegaldesleukin. A copy of this presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. This presentation is also available on the investor relations section of the Company’s website at https://ir.nektar.com/. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

Item 8.01	Other Events.

Phase 2b REZOLVE-AD Results – 36-Week Blinded Maintenance Period

On February 10, 2026, the Company announced results from the 36-week blinded maintenance period of its 52-week REZOLVE-AD study of rezpegaldesleukin.

The global REZOLVE-AD Phase 2b study enrolled 393 patients with moderate-to-severe atopic dermatitis. Patients were randomized (3:3:3:2) to receive subcutaneous treatment with three doses of rezpegaldesleukin or placebo for a 16-week induction period. Following a 16-week induction period, rezpegaldesleukin-treated patients who achieved Eczema Area Severity Index (“EASI”) percent score reductions of at least 50 were re-randomized (1:1) to continue at the same induction dose given monthly (“Q4W”) or quarterly (“Q12W”) through week 52 in a blinded 36-week maintenance period. Patients that did not achieve an EASI-50 during the 16-week induction period entered into a treatment escape arm for up to 36 weeks.

Q4W and Q12W dosing regimens resulted in sustained disease control for EASI-75, EASI-90, validated Investigator Global Assessment of Atopic Dermatitis (“vIGA-AD”) response, and Itch Numerical Rating Scale (“NRS”) response, with the 24 ug/kg Q4W and Q12W regimens showing the highest maintenance of response at week 52.

A meaningful proportion of patients achieved new EASI-75, EASI-90, Itch NRS and vIGA-AD 0/1 responses at Week 52, supporting increased disease control with prolonged therapy and less frequent dosing.

In maintenance, a 2 to 5-fold increase in percentage of patients who achieved EASI-100 was observed in the 24 ug/kg Q4W and Q12W dosing regimens. Among all re-randomized patients from week 16 to week 52, Q4W maintenance dosing increased EASI-100 response from 4% to 22% and Q12W dosing increased EASI-100 response from 9% to 18%. Among re-randomized patients who had an EASI-75 or vIGA-AD response at maintenance baseline, Q4W dosing increased EASI-100 response from 6% to 30% and Q12W dosing increased EASI-100 response from 14% to 27%.

Week 52 Efficacy Measurements in Maintenance

Maintenance of Response Among Re-Randomized Patients Achieving EASI-50 in 16-Week Induction

	24 µg/kg Q4W (pooled)	24 µg/kg Q12W (pooled)	18 µg/kg Q4W	18 µg/kg Q12W
Number of Patients	N=55	N=56	N=28	N=28

EASI-75	71% (n=36)	83% (n=35)	81% (n=20)	76% (n=19)
EASI-90	80% (n=18)	78% (n=20)	57% (n=8)	57% (n=7)
vIGA-AD 0/1	85% (n=14)	63% (n=21)	81% (n=12)	62% (n=9)
Itch NRS*	75% (n=25)	77% (n=17)	56% (n=14)	61% (n=6)

N=xx is the entire maintenance population; (n=xx) is the denominator which equals the number of responders at Week 16; % represents proportion of patients who maintained that response at Week 52

*	Only patients with baseline Itch NRS ≥ 4 used as denominator for assessing Itch NRS response

New Responses Among Re-Randomized Patients Achieving EASI-50 in 16-Week Induction

	24 µg/kg Q4W (pooled)	24 µg/kg Q12W (pooled)	18 µg/kg Q4W	18 µg/kg Q12W
Number of Patients	N=55	N=56	N=28	N=28

EASI-75	51% (n=19)	39% (n=21)	17% (n=8)	62% (n=9)
EASI-90	33% (n=37)	26% (n=36)	37% (n=20)	33% (n=21)
vIGA-AD 0/1	41% (n=41)	40% (n=35)	23% (n=16)	36% (n=19)
Itch NRS*	33% (n=26)	18% (n=32)	31% (n=13)	18% (n=17)

N=xx is the entire maintenance population; (n=xx) is the denominator which equals the number of responders at Week 16; % represents proportion of patients who maintained that response at Week 52

*	Only patients with baseline Itch NRS ≥ 4 used as denominator for assessing Itch NRS response

The safety profile of rezpegaldesleukin in maintenance was consistent with observations from the induction part of the study. Rezpegaldesleukin was well-tolerated with no new safety concerns identified during the 36-week maintenance and escape periods. The discontinuation rate due to adverse events was 3.5% for all aggregated patients. Overall rates of treatment-emergent adverse events (TEAEs) were 72% for re-randomized rezpegaldesleukin treated patients, 65% for placebo patients in maintenance, and 83% for all escape patients. The most frequent TEAE was injection site reactions, nearly all of which were mild (77%), and which occurred at a lower rate and frequency than observed in the initial induction part of the study (discontinuation rate due to injection site reactions was 0.7%).

The Company held an End of Phase 2 meeting with the United States Food and Drug Administration (“FDA”) and reached alignment on evaluating a 24 µg/kg Q2W rezpegaldesleukin dose regimen for a 24-week induction period with co-primary endpoints of EASI-75 and an IGA-related endpoint for two planned Phase 3 registrational trials. The Phase 3 trials will also include a 36-week maintenance period following the induction period, which will evaluate 24 µg/kg Q4W and 24 µg/kg Q12W maintenance regimens. The Company is finalizing the target patient population to be enrolled in the Phase 3 trials, which is expected to include patients who have not received prior biologics therapies (biologic naive) and could also include patients who have received prior biologics therapies or JAK inhibitors (biologic experienced). The Company plans to start the Phase 3 trials in the second quarter of 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s plans, progress, and timing relating to the Company’s rezpegaldesleukin program in atopic dermatitis, including expectations regarding engagement with FDA in connection with the potential Phase 3 trial design. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this Current Report on Form 8-K are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: (i) the Company’s statements regarding the therapeutic potential of rezpegaldesleukin are based on preclinical and clinical findings and observations and are subject to change as research and development continue; (ii) rezpegaldesleukin is an investigational agent and continued research and development for this drug candidate is subject to substantial risks, including negative safety and efficacy findings in future clinical studies (notwithstanding positive findings in earlier preclinical and clinical studies); (iii) rezpegaldesleukin is in clinical development and the risk of failure is high and can unexpectedly occur at any stage prior to regulatory approval; (iv) the timing of the commencement or end of clinical trials and the availability of clinical data may be delayed or unsuccessful due to regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, changing standards of care, evolving regulatory requirements, clinical trial design, clinical outcomes, competitive factors, or delay or failure in ultimately obtaining regulatory approval in one or more important markets; (v) a Fast Track designation does not increase the likelihood that rezpegaldesleukin will receive marketing approval in the United States; and (vi) certain other risk factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and any other filings that the Company has made or may make with the U.S. Securities and Exchange Commission in the future. Such forward-looking statements are based on current expectations and projections about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Therefore, you should not rely on any of these forward-looking statements. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Nektar Therapeutics on February 10, 2026, furnished herewith

99.2	Nektar Therapeutics Presentation, furnished herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: February 10, 2026	By:	/s/ Elizabeth Zhang
Elizabeth Zhang
Vice President, Legal